Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of New South Bancshares, Inc. (the “Company”) for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger D. Murphree, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the condensed consolidated financial condition and results of operations of the Company.

/S/ ROGER D. MURPHREE

Roger D. Murphree Chief Financial Officer New South Bancshares, Inc. August 13, 2003

A signed original of this written statement required by Section 906 has been provided to New South Bancshares, Inc. and will be retained by New South Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.